Exhibit 99.3

SENIOR SECURED PROTECTIVE ADVANCE NOTE

THIS SENIOR SECURED PROTECTIVE ADVANCE NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD IN ACCORDANCE WITH RULE 144 UNDER SUCH ACT.

THIS SENIOR SECURED PROTECTIVE ADVANCE NOTE IS SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE PURCHASE AGREEMENT (DEFINED BELOW), A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER.

Date of Issuance
$250,000	July 3, 2014

FOR VALUE RECEIVED, KiOR Inc., a Delaware corporation (the “Company”), hereby promises to pay to the order of KFT TRUST, VINOD KHOSLA, TRUSTEE (the “Holder” or “Purchaser”), the principal sum of TWO HUNDRED AND FIFTY THOUSAND DOLLARS ($250,000) (the “Principal Amount”) plus all accrued and unpaid interest thereon. This Senior Secured Protective Advance Note (this “Protective Advance Note”) has been issued as one of a series of Notes pursuant to that certain Senior Secured Promissory Note and Warrant Purchase Agreement, dated as of March 31, 2014, among the Company, the Holder and certain other purchasers, as amended by Amendment No. 1 to Senior Secured Promissory Note and Warrant Purchase Agreement dated as of July 3, 2014, among the Company, the Holder and certain other purchasers, (as the same may be further amended from time to time, the “Purchase Agreement”) and is entitled to the benefits of and is subject to the terms contained in that Purchase Agreement, including without limitation the security of the Purchase Agreement and the other Transaction Documents (as defined in the Purchase Agreement). Capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement.

1. Definitions.

(a) “Applicable Interest Rate” means: eight percent (8%) per annum.

(b) “Maturity Date” means upon the earlier to occur of (a) the consummation of the Protective Advance Facility, (b) August 1, 2014 and (c) the acceleration of the Secured Obligations as provided under this Protective Advance Note and the Purchase Agreement.

(c) “PIK Interest” means interest paid in kind by adding such interest then due to the unpaid Principal Amount.

2. Interest. The Principal Amount (which, for clarification, will include any PIK Interest) shall bear interest from the Closing Date at the Applicable Interest Rate based on a year consisting of 365 days, with interest computed daily based on the actual number of days elapsed.

1.1 Interest; Payments; PIK Interest. The Company shall pay interest on the Principal Amount on the last day of each full calendar month, beginning on July 31, 2014, provided that interest will be paid as PIK Interest calculated at the Applicable Rate. The Principal Amount (which, for clarification, will include any previously capitalized PIK Interest) and all accrued but unpaid PIK Interest, shall be due and payable on the Maturity Date. The Company shall make all payments under this Protective Advance Note without setoff, recoupment or deduction and regardless of any counterclaim or defense. Payments to the Holder hereunder shall be made to the Holder at the account from time to time designated by the Holder by written notice to the Company.

1.2 Maximum Interest. Notwithstanding any provision in this Protective Advance Note, or any other Transaction Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that the Company has actually paid to the Holder an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by the Company shall be applied in accordance with the payment priorities set forth in Section 9.2 of the Purchase Agreement.

3. Maturity. The Principal Amount (which, for clarification, will include any previously capitalized PIK Interest) and all accrued but unpaid interest hereunder (including any accrued but unpaid PIK Interest) shall be due and payable by the Company on the Maturity Date.

4. Repayment on Change in Control. In the event that prior to the Maturity Date, the Company consummates a Change in Control, the Company shall substantially concurrently with such Change of Control repay all amounts outstanding under the Protective Advance Notes prior to the repayment of any other Notes.

5. Payment; Prepayment.

5.1 Payments. All payments shall be made in lawful money of the United States of America at the principal office of the Holder, or at such other place as the holder hereof may from time to time designate in writing to the Company. Payment shall be credited first to costs of collection if any, second to accrued interest due and payable and any remainder applied to principal.

5.2 Prepayment. The Holder acknowledges and agrees that the payment and/or prepayment of all or any portion of the outstanding principal amount of this Protective Advance Notes and all interest hereon shall be (a) pari passu in right of payment and/or prepayment with any other Protective Advance Note, and (b) senior in right of payment and/or prepayment and in all other respects to the Original Notes issued pursuant to the Purchase Agreement or pursuant to the terms of such Notes. In the event the Holder receives payments and/or prepayments in excess of the aggregate amount outstanding under this Protective Advance Note, then the Holder shall hold in trust all such excess payments and/or prepayments for the benefit of the holders of the other Protective Advance Notes, and to the extent such Protective Advance Notes have been repaid in full in Cash, for the benefit of the holders of the Original Notes and shall pay such amounts held in trust to such other Holders upon demand by such Holders. This Protective Advance Note may be prepaid in whole or in part at the option of the Company. None of the Original Notes shall be prepaid in whole or in part prior to the repayment in full in Cash of the Protective Advance Notes.

6. Remedies. The acceleration of the obligations under this Protective Advance Note and the exercise of remedies under this Protective Advance Note shall be governed by the provisions of Article 9 of the Purchase Agreement. The Company waives presentment, demand, protest or (except as expressly provided in the Purchase Agreement or the other Transaction Documents) notice of any kind, all of which are hereby expressly waived. The Company will give prompt written notice to the Holder of the occurrence of any and all Events of Default.

7. Governing Law. This shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

8. Titles and Subtitles. The titles and subtitles used in this Protective Advance Note are used for convenience only and are not to be considered in construing or interpreting this Protective Advance Note.

9. Amendments and Waivers. The amendment or waiver of any term of this Protective Advance Note, the resolution of any controversy or claim arising out of or relating to this Protective Advance Note and the provision of notice shall be conducted pursuant to the terms of the Purchase Agreement.

10. Severability. If any provision of this Protective Advance Note is held to be unenforceable under applicable law, such provision shall be excluded from this Protective Advance Note and the balance of the Note shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

11. Counterparts. This Note may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Any counterpart delivered electronically by .pdf transmission or by facsimile shall be binding to the same extent as an original counterpart with regard to any agreement subject to the terms hereof or any amendment thereto.

[Signature Pages Follow]

This Protective Advance Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: July 3, 2014	KIOR INC.

	By:	/s/ Fred H. Cannon
Fred H. Cannon
Chief Executive Officer

SIGNATURE PAGE TO PROTECTIVE ADVANCE NOTE

This Protective Advance Note may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date: July 3, 2014	PURCHASER

KFT TRUST, VINOD KHOSLA, TRUSTEE

	By:	/s/ Vinod Khosla
	Name:	Vinod Khosla
	Title:	Trustee

SIGNATURE PAGE TO PROTECTIVE ADVANCE NOTE